3. MATERIAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
Notes
3. MATERIAL ACCOUNTING POLICIES

3.MATERIAL ACCOUNTING POLICIES

The significant accounting policies used in the preparation of these consolidated financial statements set out below have been applied consistently in all material respects.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with financial institutions and other short-term, highly liquid investments with original maturities of six months or less that are readily convertible to known amounts of cash and subject to an insignificant risk of change in value. The Company had $5,980,366 in cash and no other cash equivalents as of December 31, 2025 (December 31, 2024: $3,754,075).

Inventories of Drone Components

Inventories are initially recognized at cost, and subsequently at the lower of cost and net realizable value. Cost comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition.

Marketable Securities

The Company classifies short-term investments in marketable securities as current assets. As of December 31, 2025, the Company held marketable securities totaling $9,093,887 (December 31, 2024: Nil ), representing amounts held in the Cash Investment (CAN) account and related short-term investment vehicles. These are measured at fair value through profit or loss. As of December 31, 2025, the marketable securities are invested through BMO and Merrill (Bank of America) in Bonds $744,822, ETFs 1,409,403, Liquid and Treasury Funds 4,477,230, Redeemable Short-Term Investment Certificates $ 500,000 and other short-term securities $1,962,432. The Unrealized loss on marketable securities as on December 31, 2025 is $ 139,142.

Accounts Receivable

Accounts receivables are amounts due from customers for services transferred in the ordinary course of business where the Company’s right to consideration is unconditional, other than the passage of time. Accounts receivables are initially recognized at the amount of consideration that is unconditional and are subsequently measured at amortized cost, less loss allowance for expected credit losses. The Company does not charge interest on normal accounts receivables. The Company had accounts receivable of $4,773,616 as of December 31, 2025, less an allowance for uncollectible accounts of $606,731, for a net balance of $4,166,885 (December 31, 2024: $206,434). The significant increase reflects the addition of twenty-one land surveying subsidiaries acquired throughout 2025.

Contract assets

Contract assets represent the Company’s right to consideration for services transferred to customers where the right to payment is conditional on completion of remaining Contract assets are reclassified to trade receivables when the Company’s right to consideration becomes unconditional, which generally occurs upon completion of the related service or issuance of an invoice in accordance with the contract term.

Contract liabilities

A contract liability is recognized when the Company receives consideration, or has an unconditional right to receive consideration, before the related goods or services are transferred to the customer. Contract liabilities primarily include deferred revenue from SaaS subscription, hosting, maintenance and support arrangements billed in advance, customer deposits, and advance billings for survey services. Contract liabilities are recognized as revenue when, or as, the related performance obligations are satisfied.

Contract liabilities are classified as current when the Company expects to satisfy the related performance obligations within twelve months after the reporting date.

The Company had contract liabilities of $1,270,958 as of December 31, 2025, and $1,283,892 as of December 31, 2024. The change during the year reflects billings and collections in advance of performance obligations, revenue recognized during the period from opening deferred revenue, additions from business combinations, and foreign currency translation effects. Management has not identified any material long-term contract liabilities requiring separate non-current presentation.

Expected credit loss

The Company applies the simplified approach under IFRS 9 to measure expected credit losses on trade receivables and contract assets. Accordingly, the Company recognizes a loss allowance based on lifetime expected credit losses from initial recognition of the receivable or contract asset.

Expected credit losses are measured using a provision matrix based on historical collection experience and ageing of outstanding balances

The expected credit loss allowance was $ nil as of December 31, 2024, and increased to $606,731 as of December 31, 2025, primarily due to the acquisition of land surveying subsidiaries during the year and the related increase in trade receivables from the survey services business. Management considers the allowance to represent its best estimate of lifetime expected credit losses at the reporting date.

Other Current Assets

Other current assets of $2,030,715 as of December 31, 2025 (December 31, 2024: $399,050) include employee advances of $5,680, prepaid expenses of $1,154,632, contract assets of $728,966 and other current assets of $141,437.

Long-Term Assets

The Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash   expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized as equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

As of December 31, 2025, other long-term assets amounted to $ 1,080,656. This balance includes $ 736,535 relating to a long-term whole life insurance policy obtained for the Chief Executive Officer, under which the Company is the beneficiary. The remaining $ 344,121 represents security deposits paid for office spaces occupied under long-term lease arrangements and other long-term assets.

Current versus non-current classification

The Group presents assets and liabilities in the consolidated statement of financial position based on current/non-current classification.

An asset is current when it is expected to be realized or intended to be sold or consumed in the normal operating cycle, held primarily for the purpose of trading, expected to be realized within twelve months after the reporting period, or cash or cash equivalent unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period. All other assets are classified as non-current.

A liability is current when it is expected to be settled in the normal operating cycle, it is held primarily for the purpose of trading, it is due to be settled within twelve months after the reporting period, or there is no unconditional right to defer the settlement of the liability for at least twelve months after the reporting period. The Group classifies all other liabilities as non-current

Property, plant and equipment

Property, plant and equipment are tangible assets that are held for use in the Property, Plant and Equipment are initially recognized at cost when it is probable that future economic benefits associated with the asset will flow to the Company and the cost of the asset can be measured reliably. Cost includes the purchase price, non-refundable duties and taxes, directly attributable costs necessary to bring the asset to the location and condition required for it to operate in the manner intended by management, and, where applicable, the initial estimate of dismantling, removal and site restoration obligations.

Property, plant and equipment acquired in a business combination are recognized at their acquisition-date fair values in accordance with IFRS 3.

Subsequent to initial recognition, property, plant and equipment are measured using the cost model and are carried at cost less accumulated depreciation and accumulated impairment losses, if any. The Company does not apply the revaluation model.

Subsequent expenditure is capitalized only when it is probable that the expenditure will result in future economic benefits flowing to the Company and the cost can be measured reliably. The carrying amount of any replaced part is derecognized. Repairs and maintenance costs are recognized as profit or loss as incurred.

Depreciation is recognized so as to allocate the depreciable amount of an asset, being cost less estimated residual value, over its estimated useful life. Depreciation commences when the asset is available for use, that is, when it is in the location and condition necessary for it to operate in the manner intended by management. Depreciation ceases at the earlier of the date the asset is classified as held for sale in accordance with IFRS 5 and the date the asset is derecognized. Under IAS 16, useful lives and residual values are reviewed at least at each financial year-end and changes are accounted for prospectively as changes in accounting estimates.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets as follows:

Asset class	Estimated useful life
Computers and related equipment	5 years
Furniture and fixtures	5 years
Vehicles	6 years
Business and surveying equipment (Including Drone Equipment)	4 years for drone equipment and 6 years for others
Leasehold improvements	Shorter of useful life and lease term
Assets under construction / capital work-in-progress	Not depreciated until available for use

The useful lives stated above represent the estimated useful lives generally applied to newly acquired assets in the respective asset classes. For used property, plant and equipment acquired through business combinations, depreciation is calculated over the estimated remaining useful life of the asset from the date of acquisition. The estimated remaining useful life is determined by management based on the physical condition, expected future use and other asset-specific factors existing at the acquisition date. Accordingly, used assets acquired in a business combination may be depreciated over a shorter period than the standard useful life stated above for the relevant asset class.

The depreciation method, residual value and useful life of each class of property, plant and equipment are reviewed at each reporting date and adjusted prospectively, where appropriate, as a change in accounting estimate. The depreciation method selected reflects the pattern in which the asset’s future economic benefits are expected to be consumed. IAS 16 permits methods such as straight-line, diminishing balance and units of production, provided the method reflects the pattern of consumption of economic benefits.

Assets under construction and capital advances for property, plant and equipment are carried at cost and are not depreciated until the assets are available for use. Amounts paid in advance for the acquisition or construction of property, plant and equipment are presented as capital advances or capital work-in-progress, as applicable, until the related asset is ready for its intended use.

Borrowing costs directly attributable to the acquisition or construction of qualifying assets, being assets that necessarily take a substantial period of time to get ready for their intended use, are capitalized as part of the cost of those assets in accordance with IAS 23. Other borrowing costs are recognized as profit or loss in the period in which they are incurred.

An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss on derecognition is determined as the difference between the net disposal proceeds and the carrying amount of the asset and is recognized in profit or loss.

The Company assesses at each reporting date whether there is any indication that property, plant and equipment may be impaired. If any such indication exists, the Company estimates the recoverable amount of the asset or the cash-generating unit to which the asset belongs. An impairment loss is recognized when the carrying amount of an asset or cash-generating unit exceeds its recoverable amount. Recoverable amount is the higher of fair value less costs of disposal and value in use. Impairment losses are recognized in profit or loss. Where an impairment loss subsequently reverses, the carrying amount is increased to the revised estimate of recoverable amount, but not above the carrying amount that would have been determined had no impairment loss been recognized in prior periods.

Product Development Costs and Intangible Assets

The Company recognizes intangible assets, including acquired intangible assets and internally generated development costs, in accordance with IAS 38 — Intangible Assets.

Intangible assets are identifiable non-monetary assets without physical substance. An intangible asset is recognized when it is probable that the expected future economic benefits attributable to the asset will flow to the Company and the cost of the asset can be measured reliably.

Recognition and measurement

Separately acquired intangible assets are initially recognized at cost, which includes the purchase price and any directly attributable costs necessary to prepare the asset for its intended use.

Intangible assets acquired in a business combination are recognized separately from goodwill when they are identifiable and their fair value can be measured reliably. Such intangible assets are initially measured at their acquisition-date fair values in accordance with IFRS 3.

Internally generated intangible assets are recognized only during the development phase, provided that the Company can demonstrate all of the following:

•technical feasibility of completing the intangible asset so that it will be available for use or sale;

•intention to complete the asset and use or sell it;

•ability to use or sell the asset;

•the manner in which the asset will generate probable future economic benefits;

•availability of adequate technical, financial and other resources to complete the development and to use or sell the asset; and

•ability to reliably measure the expenditure attributable to the asset during its development.

Expenditure on research activities is recognized in profit or loss as incurred. Development costs that meet the recognition criteria are capitalized. Development costs that do not meet the recognition criteria are recognized in profit or loss as incurred.

Internally generated goodwill, brands, customer lists and similar items are not recognized as intangible assets.

Subsequent measurement

Subsequent to initial recognition, intangible assets are measured using the cost model and are carried at cost less accumulated amortization and accumulated impairment losses, if any. The Company does not apply the revaluation model.

Finite-life intangible assets are amortized over their estimated useful lives. Amortization commences when the asset is available for use, being when it is in the location and condition necessary for it to operate in the manner intended by management.

Amortization

Finite-life intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible asset class	Estimated useful life
Acquired software technology	3 to 15 years
Drone patents and base drone technology	12 years
Trade names	10 years
Customer relationships	5 years
Non-compete agreements	2 years

The useful lives, residual values and amortization methods of finite-life intangible assets are reviewed at each reporting date and adjusted prospectively, where appropriate, as a change in accounting estimate.

Intangible assets with indefinite useful lives, if any, are not amortized. The useful life assessment for indefinite-life intangible assets is reviewed at each reporting date to determine whether events and circumstances continue to support an indefinite useful life.

Impairment

The Company assesses at each reporting date whether there is any indication that an intangible asset may be impaired. If any such indication exists, the Company estimates the recoverable amount of the asset or the cash-generating unit to which the asset belongs.

Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually and whenever there is an indication of impairment.

The recoverable amount is the higher of fair value, less costs of disposal and value in use. An impairment loss is recognized when the carrying amount of an asset or cash-generating unit exceeds its recoverable amount. Impairment losses are recognized in profit or loss.

Where an impairment loss subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but not above the carrying amount that would have been determined had no impairment loss been recognized in prior periods.

Goodwill is accounted for and tested for impairment in accordance with the Company’s goodwill impairment policy.

Goodwill

The Company performed its annual goodwill impairment assessment as of 12/31/2025. For each CGU or group of CGUs to which goodwill has been allocated, the Company determined the recoverable amount on the basis of value in use, calculated using discounted cash flow models derived from management-approved multi-year forecasts.

The key assumptions underpinning the value-in-use calculations reflect the Company's position as a growth-stage SaaS business operating in a large and expanding addressable market. Management's projections incorporate strong and improving gross margins consistent with a scalable, subscription-based revenue model, as well as customer retention rates, anticipated new logo additions, and expected progression toward operating leverage as acquisition-related integration and transaction costs — which are non-recurring in nature — are absorbed and the combined businesses reach steady-state operating efficiency. Although the consolidated income statement for the current fiscal year reflects a net loss position, this outcome is attributable to the significant one-time and period costs associated with the volume of acquisitions completed, including transaction advisory fees, integration expenditures, and other acquisition-related charges that are not indicative of the ongoing earnings capacity of the underlying businesses. Gross margins across the combined CGUs remain strong and are consistent with management's long-term operating model.

The pre-tax discount rates applied to each CGU's cash flow projections are based on a weighted average cost of capital derived from observable market data, adjusted to reflect the risks specific to each CGU's operating geography and revenue profile. Terminal growth rates applied beyond the explicit forecast period are consistent with long-term expectations for the SaaS sector and do not exceed the long-term average growth rate of the markets in which each CGU operates.

Based on the results of the annual impairment assessment, the recoverable amount of each CGU or group of CGUs to which goodwill has been allocated exceeded its respective carrying amount as of 12/31/2025. Accordingly, no impairment loss has been recognized in respect of goodwill for the fiscal year ended 2025.

Management has considered the sensitivity of the impairment assessment to changes in key assumptions, including a reduction in forecast revenue growth rates, a compression of gross margins, and an increase in the pre-tax discount rate. Based on reasonably possible adverse movements in each of these assumptions, management has concluded that no such change, individually or in combination, would result in the carrying amount of goodwill exceeding the recoverable amount of any CGU. Accordingly, no indicators of impairment have been identified and no impairment.

Goodwill (Year-over-Year Comparison)	2025	2024
	$	$
Balance, Beginning of Year	2,468,722	2,468,722
Goodwill recognized on acquisitions (Note-4)	9,637,585	-
Impairment losses recognized	-	-
Balance, End of Year	12,106,307	2,468,722

Financial Instruments

ZenaTech accounts for its financial instruments according to IFRS 9.

Classification

The Company classifies its financial assets in the following measurement categories:

•those to be measured subsequently at fair value (either through OCI or through profit or loss), and

•those to be measured at amortized cost.

The classification depends on the Company’s business model for managing the financial assets and the contractual terms of the cash flows.

For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).

The Company reclassifies debt instruments when and only when its business model for managing those assets changes.

Recognition and Derecognition

Purchases and sales of financial assets in the normal course of business are recognized on trade date, the date on which the Company commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Company has transferred substantially all the risks and rewards of ownership.

Measurement

At initial recognition, the Company measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.

Financial assets with embedded derivatives are considered in their entirety when determining whether or not their cash flows are solely payment of principal and interest.

Debt Instruments

Subsequent measurement of debt instruments depends on the Company’s business model for managing the asset and the cash flow characteristics of the asset.  There are three measurement categories into which the Company classifies its debt instruments:

Amortized cost: Assets that are held for collection of contractual cash flows, where those cash flows represent solely payments of principal and interest, are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains or losses together with foreign exchange gains and losses. Impairment losses are presented as separate line items in the statement of profit or loss.

FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest income and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognized, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in other gains or losses. Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses are presented in other gains or losses and impairment expenses are presented as separate line in the statement of profit or loss.

FVPL: Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within other gains or losses in the period in which it arises.

Equity Instruments

The Company subsequently measures all equity investments at fair value. Where the Company’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognized in profit or loss as other income when the Company’s right to receive payments is established.

Changes in the fair value of financial assets at FVPL are recognized in other gains or losses in the statement of profit or loss as applicable. Impairment losses and reversal of impairment losses on equity investments measured at FVOCI are not reported separately from other changes in fair value.

Impairment

The Company assesses on a forward-looking basis the expected credit losses associated with its debt instruments carried at an amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade receivables, the Company applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables.

Share Capital

The Company records the proceeds from share issuances net of issue costs and any tax effects. Common shares issued for consideration other than cash are valued based on their market value at the date the common shares are issued.

Revenue

ZenaTech had two types of businesses during 2025, the Software as a Service (“SaaS”) revenue and the revenue from Survey business beginning with January 2025. For these two types of businesses, it recognizes revenue under IFRS 15.

IFRS 15 – Revenue from Contracts with Customers for the SaaS Customers

The Company earns its revenue from managing software derived from business to business or business to government operations. The Company is the only manufacturer of this software, and it only sells software on a standalone basis directly to the end user.

Revenue is usually billed and collected at the beginning of the service period, which can be one month, three months, six months, or a year. The revenue is earned through time and recognized at the end of the reporting period. Any amount billed to customers for which services have not yet been provided is recorded as deferred revenue, which is a current liability on the balance sheet. The Company’s software revenue, which comes from software licensing, and support and maintenance agreements that are earned over a period of time, represents approximately 90%.

The Company also earns revenue from custom software programming. Most custom project-oriented software programming are derived from upgrades to software or custom programming to existing software. These projects are small and will usually end within 6-8 weeks. These custom projects are typically paid 50% upfront and the second part of the revenue is earned at the end of the project. This is a small portion of the company’s revenue, approximately 10%.

Revenue Recognition

Sale of Software Licenses

The software license at the customer’s site is sold as a one-time perpetual license. The software license sales are recognized as revenue when a fixed fee order has been received, and delivery has occurred to the customer. Revenue is recognized generally upon customer acceptance (point-in-time) of the software product and verification that it meets the required specifications. Software is delivered to customers electronically.

Software as a service

Software as a service includes revenue from software licensing and delivery in which software is licensed on a subscription basis and is centrally hosted. These services often include software updates which provide customers with rights to unspecified software product upgrades and maintenance releases and patches released during the term of the support period. Contracts for these services are generally 12-36 months in length. Revenue is recognized ratably and evenly over the term of the agreement.

Maintenance and support services

The Company sells maintenance and support services which include access to technical support personnel for software and hardware troubleshooting and monitoring of the health of a customer’s network, access to a sophisticated web-portal for managing the end-to-end hardware and software digital ecosystem, and hosting support services through our network operations center, or NOC. These services provide either physical or automated remote monitoring which support customer networks 7 days a week, 24 hours a day.

These contracts are generally 12-36 months in length and generally automatically renewed for additional 12-month periods unless cancelled by the customer. Rates for maintenance and support contracts are typically established based upon a fee per location or fee per device structure, with total fees subject to the number of services selected. Revenue is recognized ratably and evenly over the term of the agreement.

IFRS 15 – Revenue from Contracts with Customers for the Survey business

Revenue Recognition

DaaS offices are being equipped with drones, training, and are hiring drone pilots. A tech platform for data analysis and 3D data plotting is being built, and a team of centralized specialized drone data analysts are being hired to integrate the same with the survey business. The survey businesses typically earn revenue on contract basis with payment made at the end of the project. Some projects or customers may require upfront payment; however, the amount may vary and depends on the newness of the customer and the size of the project. As such, there are few significant payments that need to be deferred. The payments cover the invoiced amount that the survey companies bill, for the most part, and the work performed is documented and described on the invoice. Any changes to the original scope of the project are documented as well.

The revenue recognition process under IFRS 15 involves five key steps:

The Company performs the following five steps in order to recognize revenue: (1) defining and identifying the contract(s) with a customer and how to account for a change order and other modifications; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation.

The table below details the revenue breakdown for our companies by product type and geographical location for the years ended December 31, 2025, and 2024.

	Year Ended ($)	Year Ended ($)
Revenue by Geographical Region	12/31/2025	12/31/2024
Survey Business:
Acquisitions 2025 – Canada	240	-
Acquisitions 2025 – United Kingdom	122,060	-
Acquisitions 2025 – USA	9,983,434	-
Total DaaS Revenue by Geographical Region	10,105,734	-
Software as a Service:
PacePlus, Interactive, all others – USA	2,745,745	1,945,661
WorkAware – Canada	9,325	14,372
TillerStack – Germany	-	3,572
Othership – United Kingdom	51,918	-
Total SaaS Revenue by Geographical Region	2,806,988	1,963,605
Total Revenue	12,912,722	1,963,605

ZenaTech did not have any major customers according to IFRS 8 paragraph 34 for the year ended December 31, 2025.

The Company had three major customers according to IFRS 8 paragraph 34 for the year ended December 31, 2024. These customers were Wisconsin Crime Information Bureau with 14% revenue, Liquid PC, Inc. with 15% revenue and Unisys – GA with 27% of revenue.

Business combinations and transactions under common control

The assessment of whether an acquisition meets the definition of a business or represents an asset acquisition requires judgment. For acquisitions that meet the definition of a business and are not transactions under common control, the Company applies the acquisition method of accounting, under which identifiable assets acquired, and liabilities assumed are measured at their acquisition-date fair values. Any excess of the consideration transferred over the fair value of the identifiable net assets acquired is recognized as goodwill. If the transaction is an asset acquisition, the consideration paid is allocated to the assets acquired and liabilities assumed based on their relative fair values, and no goodwill is recognized. Transactions in which the Company acquires assets, liabilities, businesses or entities from parties that are under common control before and after the transaction are accounted for using the predecessor carrying value method. Under this method, the assets and liabilities acquired are recognized at the carrying amounts recorded in the financial statements of the transferring entity or previous owner. No goodwill is recognized as a result of such transactions. Any difference between the consideration transferred and the predecessor carrying amounts of the net assets acquired is recognized directly in equity within “Common Control Adjustment Account”, as applicable. The Company applies this policy consistently to all transactions under common control.

Basic earnings or loss per share are computed by dividing the number of common shares outstanding by the comprehensive net earnings or loss available to common shareholders for the period. The diluted income and loss per share are computed by dividing the comprehensive income and loss by the weighted average number of shares outstanding during the reporting period. Diluted earnings or loss per share are computed similarly to basic earnings or loss per share except that the weighted average share outstanding is increased to include additional shares for the assumed exercise of stock options and warrants, if dilutive. The number of additional shares is calculated by assuming that outstanding stock options and warrants were exercised and that the proceeds from such exercises were used to acquire common stock at the average market price during the reporting periods.

Leases

A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. At the commencement date, the lease liability is recognized at the present value of the future lease payments and discounted using the interest rate implicit in the lease or the Company's incremental borrowing rate. A corresponding right-of-use ("ROU”) asset will be recognized at the amount of the lease liability, adjusted for any lease incentives received and initial direct costs incurred. Over the term of the lease, financing expense is recognized on the lease liability using the effective interest rate method and charged to net income. Lease payments are applied against the lease liability and depreciation on the ROU asset is recorded by class of underlying asset.

The lease term is the non-cancellable period of a lease and includes periods covered by an optional lease extension option if reasonably certain the Company will exercise the option to extend. Conversely, periods covered by an option to terminate are included if the Company does not expect to end the lease during that time frame. Leases with a term of less than twelve months or leases for underlying low value assets are recognized as an expense in net income on a straight-line basis over the lease term.

A lease modification will be accounted for as a separate lease if it materially changes the scope of the lease. For a modification that is not a separate lease, on the effective date of the lease modification, the Company will remeasure the lease liability and corresponding ROU asset using the interest rate implicit in the lease or the Company's incremental borrowing rate. Any variance between the remeasured ROU asset and lease liability will be recognized as a gain or loss in net income to reflect the change in scope.

ZenaTech had a prepaid month-to-month lease, which expired mid-June 2023. The Company has since changed locations and commenced a long-term lease contract starting at the end of June 2023. The lease contract is non-cancellable for an initial 5-year term and then can be extended to 25 years, per agreement.

ZenaTech entered several operating one-year leases during 2024 and 2025 at various locations in USA, Canada and UAE.

ZenaTech leases office and warehouse space in multiple locations under long-term leases with terms ranging from 2 to 10 years. The following is a summary of these leases and the remaining undiscounted payments by maturity.

Lease Liabilities

ZenaTech leases office and warehouse space in multiple locations under long-term leases with terms ranging from more than 1 years  to 10 years. The following is a summary of these leases and the remaining undiscounted payments by maturity.

Below are tables describing the maturity of the contractual lease and ROU asset as of December 31, 2025.

Maturity analysis
Contractual undiscounted cash flows (CAD)
Less than a year	$1,142,828
One to five years	3,358,418
More than 5 years	83,817
Total undiscounted as of December 31, 2025	$4,585,063

Right of Use (ROU) Asset

Right of Use Asset, net
ROU asset	$4,410,982
Amortization	(323,329)
Total net Right of Use Asset as of December 31, 2025	$4,087,653

Particulars	Year ended December 31, 2025
Depreciation of right-of-use assets	323,329
Interest expense on lease liabilities	76,043
Total cash outflow for leases	333,180

Lease Liability
Current	$921,068
Non-current	3,279,270
Total lease liability as of December 31, 2025	$4,200,338

Below are tables describing the maturity of the contractual lease and ROU asset as of December 31, 2024.

Maturity analysis as of December 31, 2024
Contractual undiscounted cash flows (CAD)
Less than a year	$58,979
One to five years	152,365
More than 5 years	-
Total undiscounted as of December 31, 2024	$211,344

Right of Use (ROU) Asset

Right of Use Asset, net
ROU asset	$279,072
Amortization	(68,512)
Total net Right of Use Asset as of December 31, 2024	$210,560

Lease Liability
Current	$58,979
Non-current	152,365
Total lease liability as of December 31, 2024	$211,344

Income Taxes

Current tax is the expected tax payable or receivable on taxable income or loss for the year, using tax rates and laws enacted or Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax is measured using tax rates and laws enacted or substantively enacted at the reporting date that are expected to apply when the related deferred tax asset is realized or deferred tax liability is settled.

Deferred tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which the deductible temporary differences, unused tax losses and unused tax credits can be utilized.

Current and deferred tax are recognized in profit or loss, except to the extent they relate to items recognized in other comprehensive income or directly in equity, in which case the related tax is also recognized in other comprehensive income or directly in equity, respectively.

Deferred tax assets and liabilities are offset only when the Company has a legally enforceable right to offset current tax assets and liabilities and the deferred taxes relate to the same taxation authority and the same taxable entity, or entities that intend to settle current tax assets and liabilities on a net basis.

Earn-Out Liabilities (Contingent Consideration)

In accordance with IFRS 3 (Business Combinations) and IFRS 13 (Fair Value Measurement), the contingent consideration, in the form of earn-out arrangements, has been recognized at fair value as of the acquisition date. The earn-out amounts are contingent on achieving specified revenue targets set out in the respective acquisition agreements and are payable over the earn-out period.

The earn-out liability is recognized at its fair value as of the acquisition date and will be re-measured at each reporting period. Any adjustments to the fair value of the contingent consideration will be reflected in the profit or loss.

In connection with certain acquisitions completed during the year, the Group entered into earn-out arrangements with the former owners of the acquired businesses. The earn-outs are generally payable if specified post-acquisition revenue targets are achieved over one- to three-year earn-out periods. The contractual measures are generally based on invoiced and collected revenues, excluding revenue from post-closing acquisitions, and in some cases are also subject to additional profitability conditions.

The Group recognized contingent consideration at fair value on the acquisition date as part of consideration transferred. Fair value was determined using a Monte Carlo simulation based on forecast revenues, contractual threshold payments, volatility assumptions, discount rates, settlement timing and credit risk. The carrying amount of contingent consideration as of December 31, 2025  is $1,291,546 (Previous year – Nil) . The measurement remains sensitive to changes in forecast revenue, volatility, discount rates and the probability of achieving contractual targets.

Provisions

Recognition of Provisions

A provision is recognized when the Group has a present obligation (either legal or constructive) as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate of the amount can be made.

Measurement of Provisions

Provisions are measured at the best estimate of the expenditure required to settle the obligation, considering the risks and uncertainties surrounding the obligation. Where the effect of the time value of money is material, provisions are discounted using a pre-tax rate that reflects current market conditions and the specific risks associated with the liability.

Review and Adjustment of Provisions

Provisions are reviewed at each reporting date and adjusted to reflect the best estimate at that time. If the likelihood of an outflow of resources changes or new information becomes available, the provision is revised accordingly.

Earnings / Loss per Share

The Company presents basic and diluted earnings or loss per share in accordance with IAS 33, Earnings per Share.

Basic earnings or loss per share is calculated by dividing profit or loss attributable to ordinary shareholders of the Company by the weighted average number of common shares outstanding during the period.

Diluted earnings or loss per share is calculated by adjusting profit or loss attributable to ordinary shareholders and the weighted average number of common shares outstanding for the effects of all dilutive potential common shares, including warrants, options, convertible instruments and contingently issuable shares, where applicable.

The weighted average number of common shares is adjusted retrospectively for share splits, reverse share splits, bonus issues, share consolidations and similar transactions that change the number of shares outstanding without a corresponding change in resources.

New Pronouncement

New and revised IFRS Accounting Standards applied with no material effect on the financial statements

The group has applied the following amendment for the first time for its annual reporting for the period commencing 1 January 2025:

•Amendment to IAS 21 – Lack of Exchangeability

The amendment listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

Standards, amendments to published standards and interpretations that are not yet effective and have not been early adopted by the Group

•Amendments to the Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7);

•Annual Improvements to IFRS Accounting Standards – Volume 11;

•Contracts Referencing Nature-dependent Electricity (Amendments to IFRS 9 and IFRS 7);

•Translation to a Hyperinflationary Presentation Currency (Amendments to IAS 21);

•Presentation and Disclosure in Financial Statements (IFRS 18); and

•Subsidiaries without Public Accountability: Disclosures (IFRS 19)